Exhibit 10.4               Escrow Agreement between State Capital Bancorp, Inc.
                           and the First National Bank of Maryland


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                                                                  EXHIBIT 10.4


                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (the "Escrow Agreement") is made and entered into as
of this _______ day of             by and between STATE CAPITAL BANCORP, Inc.
(the "Company"), a Maryland corporation and THE FIRST NATIONAL BANK OF MARYLAND, a national banking association ("FNB").

                                    RECITALS

      WHEREAS, the Company is engaged in the offering for sale of a minimum of
550,000     and a maximum of 800,000 shares of common stock of the Company, at
$10.00 per share (the "Shares");

      WHEREAS, the offering is conditioned upon the sale of 550,000 Shares (the "Minimum Amount") on or before September 30, 1997 (the "Minimum Subscription Termination Date"), unless extended by the Company in its sole discretion;

      WHEREAS, the Company had engaged Charles P. Webb & Co., a division of Keefe, Bruyette & Woods, Inc., to act as agent in offering the Shares and

      WHEREAS, each interested party desiring to purchase shares (a "Subscriber") will be required to forward to the Company a check payable to the order of "The First National Bank of Maryland" in an amount equal to his/her/their subscription computed on the basis of $10.00 per Share (the "Escrow Funds"); and

      WHEREAS, the Company proposes to establish an Escrow Account and desires that FNB act as escrow agent (the "Escrow Agent") for the sole purpose of depositing, holding and disbursing the Escrow Funds in accordance with the terms and conditions hereinafter set forth.

      NOW THEREFORE, in consideration of the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.  ESTABLISHMENT OF ESCROW ACCOUNT

      1.1 FNB hereby accepts appointment as Escrow Agent, to deposit, hold, invest, and disburse the Escrow Funds as provided herein.

      1.2 Upon the execution of this Escrow Agreement by the parties hereto, the Escrow Agent shall establish a separate escrow account (the "Escrow Account") to be designated substantially as follows: State Capital Bancorp Escrow Account, The First National Bank of Maryland, Escrow Agent.

      2. DEPOSIT OF FUNDS

      2.1 The Escrow Agent shall receive checks made payable to The First National Bank of Maryland along with a copy of the subscription agreement from the Company. The Escrow Agent shall present the checks for payment and upon receipt of the proceeds shall hold such proceeds in escrow. The Escrow Agent shall notify the Agent of all dishonored checks immediately following the Escrow Agent's notification of same.

      2.2 The Escrow Agent shall deliver to the Company when requested the date and amounts of each deposit.

      3. INVESTMENT OF FUNDS

      3.1 The Escrow Agent at the direction of the Company shall invest the Escrow Funds in ARK U.S. Treasury Money Market Portfolio or ARK U.S. Government Money Market Portfolio which are proprietary money market funds of the Escrow Agent for which the Escrow Agent

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or an affiliate is investment advisor or provides other services to such money market funds and receives reasonable compensation for such services, until otherwise directed by the Company in writing. The ARK Funds seek to maintain a constant net asset value of $1.00 per share. Shares can be redeemed each day the fund is open.

      3.2 The Escrow Agent shall not be allowed to invest the Escrow Funds until the next banking day after receipt of the Escrow Funds.

      4. DISBURSEMENT OF ESCROW FUNDS

      4.1 Unless the Escrow Agreement has terminated pursuant to Section 5, at such time as the Company determines that the funds representing the sale of the Minimum Amount have been deposited in the Escrow Account, and (i) the Company has received the approval of the Federal Reserve Board to become a bank holding company; (ii) State Capital Bank has received preliminary approval from the Maryland State Bank Commissioner of its charter; (iii) State Capital Bank has received preliminary approval of its application for membership in the Federal Reserve System from the Federal Reserve Board; and (iv) State Capital Bank has received preliminary approval from the Federal Deposit Insurance Corporation for insurance of its deposit accounts (together, the "Regulatory Approvals"), the Company shall notify the Escrow Agent, in writing, that the Minimum Amount of subscriptions has been accepted. Such written notification also shall instruct the Escrow Agent to release and disburse the Escrow Funds to the Company, within ten (10) banking days after receipt of such notice, but only after the Escrow Agent has verified the Minimum Amount of subscriptions has been accepted, that the Escrow Funds are collected, and that the Escrow Agent has received a certification as to receipt by the Company of the Regulatory Approvals (the "Certification").

      4.2 In the event subscription for an insufficient number of

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Shares have been received, and upon written notification from the Company of the termination of the Offering, the Company shall instruct the Escrow Agent to return the subscription deposits (upon verification that subscription deposits are collected funds), within ten (10) banking days after receipt of such notice to the Subscribers whose names previously have been provided to the Escrow
Agent. Said disbursement to Subscribers shall be of their original capital investment with interest but without penalty or deduction.

      4.3 The Company is entitled to withdraw any interest earned on invested funds when the Company has determined the Minimum Amount of subscriptions has been deposited in the Escrow Account and has provided the Escrow Agent with the Certification.

      5. TERMINATION OF ESCROW AGREEMENT

      5.1 The Escrow Agreement shall terminate upon the final disbursement of all funds held by the Escrow Agent hereunder, but no later than the Termination Date, unless the Termination Date is extended pursuant to Section 5.2. If the funds have not been disbursed pursuant to Section 4 on or before the close of business on the Termination Date, or such later date as specified in the Extension Notice as provided in Section 5.2, the Escrow Agent shall, without demand or direction from the Company, return the subscription deposits, without interest, to the Subscribers whose names have previously been provided to the Escrow Agent within ten (10) banking days after such date.

      5.2 The Company shall have the option to extend the Termination Date and the term of this Escrow Agreement at any time prior to the close of business on the Termination Date of this Escrow Agreement by providing written notice to the Escrow Agent (the "Extension Notice") in substantially the form attached hereto

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as Exhibit A. The Extension Notice shall state that the Termination Date has been extended consistent with the terms and conditions of the offering and shall specify the period of time for which the extension is effective. The Termination Date may be extended by the Company for a period of time up to September 30, 1997.

      6. REJECTED SUBSCRIPTIONS

      The Company shall notify the Escrow Agent in writing of any subscription Agreement rejected by the Company. The Company may reject any Subscription Agreement in whole or in part. Upon the receipt of a notice of rejection, the Escrow Agent shall return to the Subscriber signing the rejected Subscription Agreement within ten (10) banking days after receipt of such notice, the amount tendered therewith, or in the case of a partial rejection, the appropriate portion of the original deposit.

      7.  RETURN OF ESCROW FUNDS TO SUBSCRIBERS

      All returns and deliveries to a Subscriber hereunder shall be mailed by regular first class mail to the residential or business address of such Subscriber appearing in his Subscription Agreement. Any payment to a Subscriber may be made by a check or draft drawn on FNB.

      8. COMPENSATION

      8.1 The Company agrees to pay to the Escrow Agent as compensation for performing its duties, a $1,000.00 Acceptance fee, an Annual Administrative fee of $2,500.00, plus $10.00 for each subscription received in excess of 250 subscriptions and $15.00 for each subscription returned in whole or in part, and $15.00 for each payment of interest, by check or wire. A transaction fee of


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$20.00 per investment will be assessed for any investment other than an ARK
Money Market Funds. The Company will be assessed a $10.00 fee for each returned check. Any out-of-pocket expenses will be reimbursed to the Escrow Agent by the Company for all expenses paid or incurred by it in the performance of Escrow Agent duties hereunder. In the event that the Minimum Amount is not achieved, and/or the Certification is not received, and the Escrow Agreement is terminated on the Minimum Amount Termination Date or such later date as extended pursuant to Section 5.2 hereof, the Escrow Agent will invoice the Company for all the above described fees due at that time. If the Minimum Amount and the Certification are received then the Escrow Agent will deduct all fees due from the final disbursement to the Company.

      9. STANDARD OF CARE FOR ESCROW AGREEMENT

      9.1 The Escrow Agent shall be responsible only for performance of its duties as specified in the Escrow Agreement, and no implied covenants, duties, or obligations shall bind or be enforceable against the Escrow Agent by any person. The Escrow Agent shall be held free from all liability to the Company except for any act or failure to act constituting gross negligence or willful misconduct. It is expressly understood by the parties hereto that the Escrow Agent's obligations under this Section 9.1, however, shall survive the termination of this Escrow Agreement.

      9.2 The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion of counsel, other advice of counsel (including counsel selected by the Escrow Agent), statement, instrument, report, or other document (not only as to its due execution and validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained) that is reasonably believed by the Escrow Agent to be genuine and to be signed by the proper person or persons. The Chief Executive Officer of the Company has


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been designated as the authorized representative of the Company to act on behalf of the Company in respect of this Escrow Agreement, and is authorized to take all actions and do all things as the authorized representative of the Company required or permitted under the terms of this Escrow Agreement by the Company and his true and genuine specimen signature appears below.

      9.3 The Escrow Agent shall not be bound by and modification, termination, or rescission of the Escrow Agreement, or any of the terms hereof, unless executed in writing by the Company and the Escrow Agent and delivered to the Escrow Agent.

      9.4 The Company shall indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, or any other expenses, fees, or charges of any character or nature, that it may incur or with which it may be threatened by reason of its acting as Escrow Agent under the Escrow Agreement (except for any act or failure to act on the part of the Escrow Agent constituting gross negligence or willful misconduct), including, but not limited to, any and all damages, direct, indirect, consequential, special or punitive, costs, losses, and other expenses, including reasonable attorney's fees and expenses, resulting from or arising in connection with any action, suit, or proceeding incident to the Escrow Agent's acting as such hereunder.

      10. DISAGREEMENTS

      In the event of any dispute in respect of the disbursement of all or any portion of the Escrow Funds, or if any disagreements arise among the parties hereto in respect of the interpretation of this Escrow Agreement, or concerning their rights and obligations hereunder, or the propriety of any action contemplated by the Escrow Agent hereunder, or if the Escrow Agent in good faith is in doubt as to what action should be taken hereunder, the Escrow Agent shall not be obligated to resolve the dispute or disagreement or to

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make any disbursement of all or any portion of the Escrow Funds, but may commence an action in the nature of an interpleader and seek to deposit such funds in a court of competent jurisdiction, and thereby shall be discharged from any further duty or obligation in respect to the Escrow Funds. The Escrow Agent, in its sole discretion, may elect in lieu of filing such action in interpleader to cease to perform under the Escrow Agreement and all instructions received in connection herewith until the Escrow Agent has received a written notice of resolution of such dispute or disagreement signed by the parties to such dispute or disagreement.

      11. RESIGNATION OF ESCROW AGENT

      The Escrow Agent or any successor to the Escrow Agent ("Successor Escrow Agent") may at any time resign and be discharged of the escrow hereby created by giving written notice to the Company specifying the date upon which it desires that such resignation shall take effect. Such resignation shall take effect on the earlier of (a) the date specified in such notice, which date shall not be earlier than thirty (30) banking days after giving such notice, or (b) the date upon which the Company shall have appointed the Successor Escrow Agent. If no Successor Escrow Agent shall have been appointed as of the effective date of the resignation of the Escrow Agent as set forth above, the Escrow Agent may petition but shall not be required to petition, a court of competent jurisdiction for the appointment of a Successor Escrow Agent.

      The Escrow Agent's sole duty shall be to hold, invest in permitted money market funds and retain the Escrow Funds absent written notice by the Company or a court of competent jurisdiction to release of funds to a Successor Escrow Agent or directed recipient. All outstanding fees and expenses of the Escrow Agent shall be deducted prior to the release of Escrow Funds to the Successor Escrow Agent or the directed recipient of the Escrow

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Funds.

      12. NOTICES

      12.1 All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by first class mail, or by an overnight delivery service, to the respective addresses hereafter set forth.

      (a) To the Company:           State Capital Bancorp
                                    1905 White Heron Road
                                    Annapolis, Maryland 21401
                                    Attn: John Marhefka, President

      (b) To Escrow Agent:          The First National Bank of Maryland
                                    Suite 1601        BANC 101-591
                                    25 South Charles Street
                                    Baltimore, Maryland 21201
                                    Attention:   State Capital Bancorp, Escrow
                                    Account.


      12.2 The Company and Escrow Agent shall each have the right to change the addresses to which notices shall be delivered upon notice thereof to the other party sent pursuant to the provisions of this Section 12.

      13. GENERAL

      13.1 The rights under this Escrow Agreement shall inure to the

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benefit of, and the obligations created hereby shall be binding upon, the parties hereto and their respective successors and assigns.

      13.2 This Escrow Agreement shall be construed, governed, and enforced according to the laws of the State of Maryland.

      13.3 This Escrow Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the matters herein set forth, and all prior negotiations, writings and understanding relating to the subject matter of the Escrow Agreement are merged herein and are superseded and cancelled by this Escrow Agreement. The Company agrees to execute any and all additional documents reasonably required by the Escrow Agent to carry into effect the intent of this Escrow Agreement.

      IN WITNESS WHEREOF, each party has caused this Escrow Agreement to be signed and executed in its name by its proper and duly authorized officer or officers on the day and year first above written.

ATTEST:                               STATE CAPITAL BANCORP

                                      By:_________________________________
                                      Chief Executive Officer

ATTEST:                               THE FIRST NATIONAL BANK OF MARYLAND,
                                      Escrow Agent

By:___________________________        By:_________________________________
Authorized Officer                    Vice President


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                                  EXHIBIT "A"


The First National Bank of Maryland
Suite 1601                       BAN 101-591
25 South Charles Street
Baltimore, Maryland 21201
ATTN: State Capital Bancorp

Gentlemen:

      Under the terms and conditions of the Offering Statement dated          ,
1997, and the Escrow Agreement between State Capital Bancorp and The First
National Bank of Maryland dated                     , 1997, you are hereby
notified that the Termination Date of the Subscription Period has been extended as indicated below. Official documentation confirming the change noted below is attached.






      The Termination date of the Subscription Period applicable to the Offering Circular noted above is extended to _________________________, 19____.


                                   Sincerely,



                                   Chief Executive Officer


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